EXHIBIT 23

                             ARTHUR ANDERSEN LLP



                  Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 033-53469, 333-31989 and 333-59031 and Form S-2 File No. 33-10532.




                                                  /s/  Arthur Andersen LLP
                                                  ----------------------------
                                                  ARTHUR ANDERSEN LLP



Detroit, Michigan
April 9, 1999